IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 7 1982

[signature]
SECRETARY OF STATE

No. 5984-82

BY: INTERWEST TRANSFER CO
P. O. BOX 17136
SALT LAKE CITY, UTAH
84117

ARTICLES OF INCORPORATION

M, INC.

WE, THE UNDERSIGNED NATURAL PERSONS OF THE AGES OF TWENTY-ONE (21) OR MORE, ACTING AS INCORPORATORS OF A CORPORATION UNDER THE GENERAL CORPORATION LAW OF NEVADA, ADOPT THE FOLLOWING ARTICLES OF INCORPORATION:

ARTICLE I

NAME: THE NAME OF THE CORPORATION IS M, INC.

ARTICLE II

REGISTERED OFFICE AND AGENT: THE ADDRESS OF THE CORPORATION'S PRINCIPAL OFFICE IS 2050 ELLIS WAY, IN THE CITY OF ELKO, COUNTY OF ELKO, STATE OF NEVADA. THE INITIAL AGENT FOR SERVICE OF PROCESS AT THAT ADDRESS WILL BE GATEWAY ENTERPRISES, INC.

ARTICLE III

PURPOSE: THE PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE TO ENGAGE IN ANY ACTIVITY OR BUSINESS NOT IN CONFLICT WITH THE LAWS OF THE STATE OF NEVADA OR OF THE UNITED STATES OF AMERICA, AND WITHOUT LIMITING THE GENERALITY OFTHE FOREGOING, SPECIFICALLY:

1. TO HAVE AN TO EXERCISE ALL THE POWERS NOW OR HEREAFTER CONFERRED BY THE LAWS OF THE STATE OF NEVADA UPON CORPORATIONS ORGANIZED PURSUANT TO THE LAWS UNDER WHICH THE CORPORATIION IS ORGANIZED AND ANY AND ALL ACTS AMENDATORY THEREOF AND SUPPLEMENTAL THERETO.

2. TO DISCOUNT AND NEGOTIATE PROMISSORY NOTES, DRAFTS, BILLS OF EXCHANGE AND OTHER EVIDENCE OF DEBTS, AND TO COLLECT FOR OTHERS MONEY DUE THEM ON NOTES, CHECKS, DRAFTS, BILLS OF EXCHANGE, COMMERCIAL PAPER AND OTHER EVIDENCE OF INDEBTEDNESS.

3. TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE, SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, OR OTHERWISE DEISPOSE OF, TO GUARANTY, TO INVEST, TRADE, AND DEAL IN AND WITH PERSONAL PROPERTY OF EVERY CLASS AND DESCRIPTION.

4. TO ENTER INTO ANY KIND OF CONTRACT OR AGREEMENT, COOPERATIVE OR

PROFIT SHARING PLAN WITH ITS OFFICERS OR EMPLOYEES THAT THE CORPORATION MAY DEEM ADVANTAGEOUS OR EXPEDIENT OR OTHERWISE TO REWARD OR PAY SUCH PERSONS FOR THEIR SERVICES AS THE DIRECTORS MAY DEEM FIT.

5. TO PURCHASE, LEASE, OR OTHERWISE ACQUIRE, IN WHOLE OR IN PART, THE BUSINESS, THE GOOD WILL, RIGHTS, FRANCHISES AND PROPERTY OF EVERY KIND, AND TO UNDERTAKE THE WHOLE OR ANY PART OF THE ASSETS OR LIABILITIES, OF ANY PERSON, FIRM ASSOCIATION, NON-PROFIT OR PROFIT CORPORATION, OR OWN PROPERTY NECESSARY OR SUITABLE FOR ITS PURPOSES, AND TO PAY THE SAME IN CASH, IN THE STOCKS OR BONDS OF THIS COMPANY OR OTHERWISE, TO HOLD OR IN ANY MANNER DISPOSE OF THE WHOLE OR ANY PART OF THE BUSINESS OR PROPERTY SO ACQUIRED AND TO EXERCISE ALL OF THE POWERS NECESSARY OR INCIDENTAL TO THE CONDUCT OF SUCH BUSINESS.

6. TO LEND OR BORROW MONEY AND TO NEGOTIATE AND MAKE LOANS, EITHER ON ITS OWN ACCOUNT OR AS AGENT, OR BROKER FOR OTHERS.

7. TO ENTER INTO, MAKE, PERFORM AND CARRY OUT CONTRACTS OF EVERY KIND AND FOR ANY LAWFUL PURPOSE, WITHOUT LIMIT AS TO AMOUNT WITH ANY PERSON, FIRM, ASSOCIATION, COOPERATIVE PROFIT OR NON-PROFIT CORPORATION, MUNICIPALITY, STATE OR GOVERNMENT OR ANY SUBDIVISION, DISTRICT OR DEPARTMENT THEREOF.

8. TO BUY, SELL, EXCHANGE, NEGOTIATE, OR OTHERWISE DEAL IN. OR HYPOTHECATE SECURITIES, STOCKS, BONDS, DEBENTURES, MORTGAGES, NOTES OR OTHER COLLATERALS OR SECURITIES, CREATED OR ISSUED BY ANY CORPORATION WHEREVER ORGANIZED INCLUDING THIS CORPORATION, WITHIN SUCH LIMITS AS MAY BE PROVIDED BY LAW, AND WHILE WONER OF ANY SUCH STOCKS OR OTHER COLLATERALS TO EXERCISE ALL RIGHTS, POWERS AND PRIVILEGES OF OWNERSHIP, INCLUDING THE RIGHT TO VOTE THE SAME; TO SUBSCRIBE FOR STOCK IN ANY CORPORATIION TO BE ORGANIZED, OTHER THAN TO PROMOTE THE ORGANIZATION THEREOF.

9. TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE, SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, LICENSE OR OTHERWISE DISPOSE OF ANY LETTERS, PATENTS, COPYRIGHTS, OR TRADEMARKS OF EVERY CLASS AND DESCRIPTION.

10. TO DO ANY AND ALL OTHER SUCH ACTS, THINGS, BUSINESS OR BUSINESSES IN ANY MANNER CONNECTED WITH OR NECESSARY, INCIDENTAL, CONVENIENT OR AUXILIARY TO DO ANY OF THESE OBJECTS HEREINBEFORE ENUMERATED, OR CALCULATED, DIRECTLY OR INDIRECTLY, TO PROMOTE THE INTEREST OF THE CORPORATION; AND IN CARRYING ON ITS

PURPOSES, OR FOR THE PURPOSE OF OBTAINING OR FURTHERING ANY OF ITS BUSINESS, TO DO ANY AND ALL ACTS AND THINGS, AND TO EXERCISE ANY AND ALL OTHER POWERS WHICH A CO-PARTNER OR NATURAL PERSON COULD DO OR EXERCISE, AND WHICH NOW OR HEREAFTER MAY BE AUTHORIZED BY LAW, HERE AND IN ANY OTHER PART OF THE WORLD.

11. THE SEVERAL CLAUSES CONTAINED IN THIS STATEMENT OF POWERS SHALL BE CONSTRUED AS BOTH PURPOSES AND POWERS. AND THE STATEMENTS CONTAINED IN EACH OF THESE CLAUSES SHALL BE IN NO WAY LIMITED OR RESTRICTED, BY REFERENCE TO OR INFERENCE FROM, THE TERMS OF ANY OTHER CLAUSES, BUT SHALL BE REGARDED AS INDEPENDENT PURPOSES AND POWERS; AND NO RECITATIONS, EXPRESSION OR DECLARATION OF SPECIFIC OR SPECIAL POWERS OR PURPOSES HEREIN ENUMERATED SHALL BE DEEMED TO BE EXCLUSIVE; BUT IT IS HEREBY EXPRESSLY DECLARED THAT ALL OTHER LAWFUL POWERS NOT INCONSISTENT HERWITH, ARE HEREBY INCLUDED.

ARTICLE V

STOCK: TO AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 150,000,000 SHARES AT A PAR VALUE OF .0001 PER SHARE. ALL STOCK WHEN ISSUED SHALL BE FULLY PAID AND NON-ASSESSABLE.

NO HOLDER OF SHARES OF COMMON STOCK OF THE CORPORATION SHALL BE ENTITLED, AS SUCH, TO ANY PRE-EMPTIVE OR PREFERENTIAL RIGHTS TO SUBSCRIBE TO ANY UNISSUED STOCK OR ANY OTHER SECURITIES WHICH THE CORPORATION MAY NOW OR THEREAFTER BE AUTHORIZED TO ISSUE. THE BOARD OF DIRECTORS OF THE CORPORATION MAY, HOWEVER, AT ITS DISCRETION, BY RESOLUTION DETERMINE THAT ANY UNISSUED SECURITIES OF THE CORPORATION SHALL BE OFFERED FOR SUBSCRIPTION SOLELY TO THE HOLDERS OF COMMON STOCK OF THE CORPORATION OR SOLELY TO THE HOLDERS OF ANY CLASS OR CLASSES OR SUCH STOCK, IN SUCH PROPORTIONS BASED ON STOCK OWNERSHIP AS SAID BOARD AT ITS DISCRETION MAY DETERMINE.

EACH SHARE OF COMMON STOCK SHALL BE ENTITLED TO ONE VOTE AT STOCKHOLDERS MEETINGS, EITHER IN PERSON OR BY PROXY. CUMULATIVE VOTING IN ELECTIONS OF DIRECTORS AND ALL OTHER MATTERS BROUGHT BEFORE STOCKHOLDERS MEETINGS, WHETHER THEY BE ANNUAL OR SPECIAL, SHALL NOT BE PERMITTED.

ARTICLE VI

STOCKHOLDERS MEETING: MEETINGS OF THE SHAREHOLDERS SHALL BE HELD AT SUCH PLACE WITHIN OR WITHOUT THE STATE OF NEVADA AS MAY BE PROVIDED BY THE BY-LAWS OF THE CORPORATION. SPECIAL MEETINGS OF THESHAREHOLDERS MAY BE CALLED BY THE PRESIDENT OR ANY OTHER EXECUTIVE OFFICER OF THE CORPORATION, THE BOARD OF DIRECTORS, OR ANY MEMBER THEREOF, OR BY THE RECORD HOLDER OR HOLDERS

OF AT LEAST TEN PERCENT (10%) OF ALL SHARES ENTITLED TO VOTE AT THE MEETING. ANY ACTION OTHERWISE REQUIRED TO BE TAKEN AT A MEETING OF THE SHAREHOLDERS, EXCEPT ELECTION OF DIRECTORS, MAY BE TAKEN WITHOUT A MEETING IF A CONSENT IN WRITING, SETTING FORTH THE ACTION SO TAKEN, SHALL BE SIGNED BY SHAREHOLDERS HAVING AT LEAST A MAJORITY OF THE VOTING POWER.

ARTICLE VII

COMMENCING BUSINESS: THE CORPORATION SHALL NOT COMMENCE BUSINESS UNTIL AT LEAST $1,000.00 HAS BEEN RECEIVED BY IT AS CONSIDERATION FOR THE ISSUANCE OF SHARES.

ARTICLE VIII

STOCK RIGHTS: THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY TO DETERMINE THE CLASSES AND SERIES OF ANY SUBSEQUENT STOCK ISSUED BY THE CORPORATION AND THE RIGHT AND PREFERENCES PERTAINING THERETO.

ARTICLE IX

BOARD OF DIRECTORS: A MAJORITY OF THE BOARD OF DIRECTORS SHALL BE NECESSARY TO CONSTITUTE A QUORUM; AND WHEN SO CONSTITUTED, THE BOARD SHALL BE AUTHORIZED TO TRANSACT SUCH BUSINESS AS MAY BE DELEGATED TO IT BY THE STOCKHOLDERS AND WHENEVER THE BOARD OF DIRECTORS SHALL BE SO ASSEMBLED AND ACT AS A BOARD, EITHER WITHIN OR WITHOUT THESTATE OF NEVADA, ANY ACTION TAKEN SHALL BE THE ACTION OF THE BOARD OF DIRECTORS AND SHALL BE BINDING UPON THE CORPORATION, PROVIDED THAT THREE DAYS PRIOR NOTICE, GIVEN EITHER ORALLY OR IN WRITING, OF THE TIME AND PLACE OF THE MEETING AND OF THE NATURE OF THE BUSINESS PROPOSED TO BE TRANSACTED SHALL HAVE BEEN GIVEN TO THE ENTIRE BOARD OF DIRECTORS, UNLESS SUCH NOTICE BE WAIVED AS HEREINAFTER PROVIDED. ANY DIRECTOR MAY WAIVE NOTICE OF ANY MEETING; AND IN THE EVENT OF SUCH WAIVER, NOTICE SHALL BE IN WRITING OR A WRITTEN MEMORANDUM SHALL BE MADE OF AN ORAL WAIVER OF NOTICE.

ARTICLE X

OFFICERS: THE OFFICERS OF THE CORPORATION SHALL CONSIST OF A BOARD OF DIRECTORS OF NOT LESS THAN THREE NOR MORE THAN TWENTY-FIVE. A CHAIRMAN OF THE BOARD OF DIRECTORS, A PRESIDENT, A VICE-PRESIDENT, A SECRETARY AND A TREASURER, WHO SHALL PERFORM SUCH DUTIES AND HAVE SUCH AUTHORITY AS USUALLY PERTAINS TO SUCH OFFICERS OF A CORPORATION OR AS MAY BE PRESCRIBED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

QUALIFICATION OF OFFICERS: OFFICERS AND DIRECTORS OF THE CORPORATION NEED NOT BE RESIDENTS OF THE STATE OF NEVADA AND NEED NOT OWN SHARES OF THE CORPORATION'S STOCK. THE SECRETARY AND TREASURER MAY, BUT NEED NOT BE, THE SAME PERSON.

ELECTION: DIRECTORS SHALL BE ELECTED AT THE ANNUAL MEETING OF THE SHAREHOLDERS, AND THE PERSONS RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DECLARED DULY ELECTED, PROVIDING SUCH NUMBERS SHALL REPRESENT A MAJORITY OF ALL VOTES CAST. WITHIN TEN (10) DAYS AFTER THE ELECTION, THE DIRECTORS SHALL MEET AND ELECT A PRESIDENT, VICE-PRESIDENT, SECRETARY AND TREASURER.

TERM OF OFFICE: THE TERM OF OFFICE OF ALL DIRECTORS AND OFFICERS SHALL BE ONE YEAR, PROVIDED ALL DIRECTORS AND OFFICERS SHALL HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

RESIGNATION OF OFFICERS: ANY OFFICER OR DIRECTOR MAY RESIGN BY FILING HIS WRITTEN RESIGNATION WITH THE SECRETARY OF THE CORPORATION, OR IN THE CASE OF THE SECRETARY, WITH THE PRESIDENT OF THE CORPORATION AND UPON ACCEPTANCE THEREOF BY THE BOARD OF DIRECTORS OR IF SUCH BOARD SHALL NEGLECT TO ACT UPON SUCH RESIGNATION WITHIN FOURTEEN (14) DAYS AFTER RECEIPT, THE RESIGNATION SHALL BECOME EFFECTIVE AND THE OFFICE SHALL BE DEEMED VACANT.

REMOVAL OF OFFICERS: ANY OFFICER OR DIRECTOR OF THIS CORPORATION MAY BE REMOVED AT ANY TIME WITHOUT CAUSE IN THE MANNER PROVIDED BY THE LAWS OF THE STATE OF NEVADA FOR THE REMOVAL OF SUCH OFFICER OR DIRECTOR, OR BY A MAJORITY VOTE OF THE OUTSTANDING STOCK OF THE CORPORATION AT ANY SPECIAL MEETING OF THE STOCKHOLDERS CALLED FOR THAT PURPOSE AS HEREIN PROVIDED.

VACANCIES: IN THE CASE OF DEATH, DISABILITY, OR RESIGNATION OF ANY OFFICER OR DIRECTOR OF THE COMPANY, THE REMAINING DIRECTORS OR DIRECTOR OF THE COMPANY, EVEN THOUGH LESS THAN A QUORUM, SHALL FILL VACANCIES FOR THE UNEXPIRED TERM OR TERMS.

ORIGINAL DIRECTORS: THE NUMBER OF DIRECTORS CONSTITUTIING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS THREE (3), AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED ARE:

1. KURTIS D. HUGHES 2325 ARBOR LANE, SALT LAKE CITY, UTAH 84117

2. SHIRRELL W. HUGHES 2929 HILLSDEN DRIVE, SALT LAKE CITY, UTAH 84117

3. JANE PETERSON 4375 SOUTH 2990 EAST, SALT LAKE CITY, UTAH 84117

ARTICLE XII

DURATION: THE PERIOD OF DURATION OF THE CORPORATION SHALL BE PERPETUAL.

ARTICLE XIII

AMENDMENT: THESE ARTICLES OF INCORPORATION, BY VOTE OF NOT LESS THAN FIFTY PER CENT OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE CORPORATION, MAY BE DEEMED AMENDED IN ANY RESPECT AMENDABLE AT LAW AT ANY MEETING. A COPY OF THE PROPOSED AMENDMENT SHALL BE GIVEN TO THE STOCKHOLDERS AS PROVIDED IN ARTICLE VI HEREOF, FOR CALLING AND HOLDIING MEETINGS OF THE STOCKHOLDERS.

ARTICLE XIV

BY-LAWS: THE BOARD OF DIRECTORS OF THE CORPORATION SHALL HAVE AUTHORITY TO ADOPT SUCH BY-LAWS AS IN THEIR JUDGMENT MAY BE DEEMED NECESSARY OR ADVISABLE FOR THE MANAGEMENT AND TRANSACTION OF THE BUSINESS OF THE CORPORATION PROVIDED THAT SUCH BY-LAWS ARE NOT IN CONFLICT WITH THESE ARTICLES OF INCORPORATION OR THE CONSTITUTION OF THE STATE OF NEVADA.

ARTICLE XV

INCORPORATORS: THE NAME AND ADDRESS OF EACH INCORPORATOR IS:

1. KURTIS D. HUGHES 2325 ARBOR LANE, SALT LAKE CITY, UTAH 84117

2. SHIRRELL W. HUGHES 2929 HILLSDEN DRIVE, SALT LAKE CITY, UTAH 84117

3. JANE PETERSON 4375 SOUTH 2990 EAST, SALT LAKE CITY, UTAH 84117

IN WITNESS WHEREOF, THE UNDERSIGNED INCORPORATORS HAVE HEREUNTO AFFIXED THEIR SIGNATURES AT SALT LAKE CITY, UTAH THIS 12TH DAY OF AUGUST 1982.

STATE OF UTAH)
:
COUNTY OF SALT LAKE)

I, PAMELA E. ADAMSON, A NOTARY PUBLIC, HEREBY CERTIFY AND ATTEST THAT ON THE 12TH DAY OF AUGUST, 1982, PERSONALLY APPEARED BEFORE ME KURTIS D. HUGHES, SHIRRELL W. HUGHES, AND JANE PETERSON TO AFFIX THEIR SIGNATURES TO THIS DOCUMENT.

NOTARY PUBLIC

MY COMMISSION EXPIRES: 09-29-85

FILING FEE- 75.00T S
THOMAS G. KIMBLE & ASSOC.
311 SPUTH STATE STE. $40
SALT LAKE CITY, UT 84111
REC. #C10926

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAY. - 7 1991

CHERYL A. LAU SECRETARY OF STATE

No. 5984-82

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
M, INC.

Pursuant to the applicable provisions of the Nevada Business corporations Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:

FIRST: The present name of the Corporation is M, Inc.

SECOND: The following amendments to its Articles of Incorporation were adopted by written consent of a shareholder representing a majority interest in the outstanding Common Shares of the Corporation on April 25, 1991 in the manner prescribed by Nevada law.

1. Article X, is amended as follows:

Officers and Directors: The Corporation shall have at least one director and one officer and may have such other number of officers and/or directors as designated by the Directors.

2. Article XVI is added as follows:

Liability of Officers and Directors: No director or officer shall be liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director or officer. Notwithstanding the foregoing sentence, a director or officer shall be liable to the extent provided by applicable law, (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of NRS 78.300. The provisions hereof shall not apply to or have any effect on the liability or

hereof shall not apply to or have any effect on the liability or alleged liability of any officer or director of the corporation for or with respect to any acts or omissions of such person occurring prior to such amendment.

THIRD: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 111,815,000 shares.

FOURTH: The number of shares voted for such amendment was 68,763,700 which represents 62% of the Company's outstanding shares of common stock.

Dated this 6 day of May, 1991.

M, INC.

By: Mick D. Jardine, President
and Secretary

VERIFICATION

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of M, Inc., that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.

Mick D. Jardine
Assistant Secretary

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

Before me, the undersigned Notary Public in and for the said County and State, personally appeared the President and Secretary of M, Inc., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporation resolution for the uses and purposes set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of May, 1991.

Thomas G. Kimble
NOTARY PUBLIC
Residing at Salt Lake City, Utah

My Commission Expires:
Nov 1, 1993

Notary Public
THOMAS G. KIMBLE
311 South State #440
Salt Lake City, Utah 84111
My Commission Expires
November 1, 1993
State of Utah

RECEIVED
MAY 07 1991
SECRETARY OF STATE

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN - 6 1991

CHERYL A. LAU SECRETARY OF STATE

No. 5984-82

FILING FEE- 300.00 TS
THOMAS G. KIMBLE & ASSOCIATES
311 SOUTH STATE ST. #440
SALT LAKE CITY, UT 84111
REC. #C12138

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
M, INC.

Pursuant to the applicable provisions of the Nevada Business Corporations Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:

FIRST: The present name of the Corporation is M, Inc.

SECOND: The following amendments to its Articles of Incorporation were adopted by majority vote of shareholders of the Corporation on June 3, 1991 in the manner prescribed by Nevada law.

1. Article I, is amended as follows:

ARTICLE I - NAME

The name of the corporation (hereinafter called the Corporation) is Parallel Technologies, Inc.

ARTICLE IV - STOCK

a. Common Stock.

The aggregate number of common shares which the corporation shall have authority to issue is 100,000,000 shares at a par value of $.006 per share. All common stock when issued shall be fully paid and non-assessable.

No holder of shares of common stock of the corporation shall be entitled, as such, to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or thereafter be authorized to issue. The Board of Directors of the corporation may, however, at its

discretion, by resolution determine that any unissued securities of the corporation shall be offered for subscription solely to the holders of common stock of the corporation or solely to the holders of any class or classes of such stock, in such proportions based on stock ownership as said board at its discretion may determine.

Each share of common stock shall be entitled to one vote at stockholders meetings, either in person or by proxy. Cumulative voting in elections of Directors and all other matters brought before stockholders meetings, whether they be annual or special, shall not be permitted.

b. Preferred Stock.

The Corporation shall have authority to issue 5,000,000 shares of Preferred Stock, $.001 par value per share, with such rights preferences and designations and to be issued in such series as determined by the Board of Directors of the corporation.

2. The Corporation has effectuated a 60 to 1 reverse stock split of its shares of common stock outstanding as of May 10, 1991 reducing said shares from 111,815,000 shares to 1,863,583 shares. Said reverse split to be effective with the commencement of business on June 4, 1991.

THIRD: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 111,815,000.

FOURTH: The number of shares voted for such amendments was 82,463,350 and the number voted against such amendment was 40,000.

DATED this 3rd day of June, 1991.

M, INC.

By: [signature]
Mick D. Jardine,
President and Secretary

VERIFICATION

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of M, Inc., that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the Amendment duly adopted by the stockholders of the Corporation.

[signature]
Mick D. Jardine, Secretary

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

Before me the undersigned Notary Public in and for the said County and State, personally appeared the President and Secretary of M, Inc., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporate resolution for the uses and purposes set forth.

IN WITNESS WHEREOF, I have set my hand and seal this 3rd day of June, 1991.

[signature: Thomas G. Kimble]
NOTARY PUBLIC, residing at

My Commission Expires:
Nov. 1, 1993

Notary Public
THOMAS G. KIMBLE
311 South State #440
Salt Lake City, Utah 84111
My Commission Expires
November 1, 1993
State of Utah

RECEIVED
JUN 06 1991
9:05
SECRETARY OF STATE

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20050599634-53
Dean Heller Secretary of State State of Nevada	Filing Date and Time 12/07/2005 8:00 AM
	Entity Number C5984-1982

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

PARALLEL TECHNOLOGIES, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

1. Designation and Number of Shares. Shares of the series shall be designated and known as the "Series A Convertible Preferred Stock" of the Company. The Series A Convertible Preferred Stock (the "Series A") shall consist of 785,000 shares, each having a par value of $.001. Shares of the Series A which are redeemed, retired, converted into shares of the Company's $0.006 par value per share Common Stock (the "Common Stock"), purchased or otherwise acquired by the Company shall be cancelled (and thereafter shall not be re-issued as shares of Series A) and shall revert to the status of authorized but unissued preferred stock, undesignated as to series and subject to reissuance by the Company as shares of preferred stock of any one or more series as permitted by the Articles of Incorporation.

[continued on Attachment A, annexed and constituting a part of this Certificate of Designation]

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature:

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.1955 Designation 2003
Revised on: 09/25/03

(b) in any manner directly or indirectly, alter or change the rights, preferences or privileges of the Series A.

(c) amend the Company's Articles of Incorporation in a manner that affects the rights, preferences, designations or privileges of the holders of the Series A.

(d) increase or decrease the authorized number of shares of Preferred Stock of the Company;

(e) liquidate, dissolve or wind-up the Company; or

(f) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

12. No Charge for Conversion. The issuance of certificates for shares of Common Stock upon the conversion of shares of Series A shall be made without charge to the converting holders for such certificates or for any tax in respect of the issuance of such certificates.

13. Return of Status as Authorized Shares. Upon a Mandatory Conversion or any other redemption or extinguishment of the Series A, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance (except for issuance as shares of Series B) pursuant to the terms of the Articles of Incorporation. Following conversion of all outstanding shares of Series A on the Mandatory Conversion, this Certificate of Designations shall be automatically cancelled and void and be of no further force and effect.

14. Amendment. This Certificate of Designations constitutes an agreement between the Company and the holders of the Series A. For as long as any shares of Series A are outstanding, the terms hereof may be amended, modified, repealed or waived only by the affirmative vote or written consent of holders of a majority of the then outstanding shares of Series A, voting together as a class and series. For purposes of Nevada law and for the avoidance of doubt, any amendment, modification, repeal or waiver of the terms hereof may be made pursuant to this Section 14 and without the vote of any or all the holders of the Common Stock.

thereof to one vote on all matters to be voted on by the holders of the Series A , as set forth in this Section 6(c).

7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A against impairment.

8. No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon the conversion of any share or shares of the Series A, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. The number of shares issuable upon conversion shall be determined on the basis of the total number of shares of Series A the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

9. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of Series A, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

10. Notices. Any notice required by the provisions of this Certificate of Designations to be given to the holders of shares of Series A shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.

11. Protective Provisions. Except for the designation and issuance of the Company's Series B Convertible Preferred Stock which is being designated contemporaneously with the Series A, so long as any shares of Series A are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A, voting as a separate class:

(a) in any manner authorize, issue or create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series A.

consolidation, combination or reclassification of shares of Common Stock or other similar event (including the Reverse Split), then, upon the effective date thereof, the number of shares of Common Stock issuable on the Mandatory Conversion of the Series A shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(c) Mergers or Consolidations. If at any time or from time to time prior to the date of a Mandatory Conversion there is a merger, consolidation or similar capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for in Section 5(a) or 5(b) above), as a part of such capital reorganization, provision shall be made so that the holders of the Series A shall thereafter be entitled to receive upon conversion of the Series A the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, the resulting or surviving corporation (if not the Company) shall expressly assume the obligations to deliver, upon the exercise of the conversion privilege, such securities or property as the holders of Series A remaining outstanding, or other convertible preferred stock received by such holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion right as provided above. If this Section 5(c) applies, Sections 5(a) and 5(b) shall not apply.

(d) Successive Changes. The provisions of this Section shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

6. Voting Rights. The holders of shares of Series A shall be entitled to the following voting rights:

(a) Those voting rights required by applicable law; and

(b) The right to vote together with the holders of the Common Stock and Series B, as a single class, upon all matters submitted to holders of Common Stock for a vote with each share of Series A carrying a number of votes equal to the number of shares of Common Stock issuable in a Mandatory Conversion based on the then applicable Conversion Rate and each holder of Series A shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company.

(c) Whenever holders of Series A are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the outstanding capital stock of the Company having not less than the minimum number of votes that would be necessary or required to authorize or take such action at a meeting at which all such shares entitled to vote thereon were present and voted. Each share of the Series A shall entitle the holder

best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation to achieve the foregoing.

(c) Conversion Procedure. The Company shall use its reasonable best efforts to issue or cause its transfer agent to issue the Common Stock issuable upon a Mandatory Conversion as soon as practicable, but in any event within five (5) business days after the Mandatory Conversion. On a Mandatory Conversion, all fractional shares will be rounded up to the nearest whole share. The Company shall bear the cost associated with the issuance of the Common Stock issuable upon the Mandatory Conversion. The Common Stock issuable upon the Mandatory Conversion shall be issued with a restrictive legend indicating that it was issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), and that it cannot be transferred unless (i) it is so registered, (ii) an exemption from registration is available, in the opinion of counsel to the Company or (iii) there is submitted to the Company such other evidence as may be satisfactory to the Company to the effect that any such transfer shall not be in violation of the Securities Act. The Common Stock issuable upon the Mandatory Conversion shall be issued in the same name as the person who is the holder of the Series A unless, in the opinion of counsel to the Company, a change of name and such transfer can be made in compliance with applicable securities laws or there is submitted to the Company such other evidence as may be satisfactory to the Company to the effect that a change of name and such transfer can be made in compliance with applicable securities laws. The person in whose name the certificates of Series A are so recorded upon the Mandatory Conversion shall be treated as a common stockholder of the Company immediately following the filing and acceptance of the Amendment. Immediately following the filing and acceptance of the Amendment, each outstanding certificate of Series A shares shall represent such number of shares of Common Stock resulting from the Reverse Split until such time as the Company tenders a certificate representing the appropriate number of share of Common Stock to the record holder thereof.

5. Adjustments to Conversion Rate and Certain Other Adjustments. The Conversion Rate for the number of shares of Common Stock into which the Series A Preferred Stock shall be converted on a Mandatory Conversion shall be subject to adjustment from time to time as hereinafter set forth, notice of which shall be promptly provided to the Series B holders:

(a) Stock Dividends, Recapitalization, Reclassification, Split-Ups. If, prior to or on the date of Mandatory Conversion, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or any right to acquire Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the Conversion Rate will be adjusted so that the number of shares of Common Stock issuable on the Mandatory Conversion of the Series A shall be increased in proportion to such increase in outstanding shares of Common Stock.

(b) Aggregation of Shares. If prior to or on the date of Mandatory Conversion, the number of outstanding shares of Common Stock is decreased by a

[Attachment A to Certificate of Designation for Series A Convertible Preferred Stock of Parallel Technologies, Inc.]

2. Redemption; Liquidation Preference. The Series A does not have any redemption rights and shall have no liquidation preference.

3. Dividends. The Series A will not be entitled to dividends unless, and subject to the rights of any holder of the Series B or other senior stock, the Company pays cash dividends or dividends in other property to holders of outstanding shares of Common Stock, in which event, each outstanding share of the Series A Preferred Stock will be entitled to receive dividends of cash or property, out of any assets legally available therefor, in an amount or value equal to the Conversion Rate multiplied by the amount paid in respect of one share of Common Stock (as adjusted for any stock dividends, combinations, splits or similar recapitalization events) prior and in preference to any declaration or payment of any dividend (payable other than in shares of Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock) on the Common Stock. Any dividend payable to the Series A will have the same record and payment date and terms as the dividend is payable on the Common Stock.

4. Mandatory Conversion.

(a) Automatic Conversion. At such time as the Company files an amendment to its Articles of Incorporation ("Amendment") with the Secretary of State of the State of Nevada increasing the authorized number of shares of Common Stock and effecting an approximate 1 for 245.27 reverse stock split of the Common Stock so that the Company has a sufficient number of authorized and unissued shares of Common Stock as to permit the conversion of all outstanding shares of the Series A and Series B (the "Reverse Split"), then upon the filing and acceptance of the Amendment, whether by amendment or restatement, all the outstanding shares of Series A will immediately and automatically convert into shares of the Company's Common Stock without any notice or action required on the part of the Company or the holder ("Mandatory Conversion"). On a Mandatory Conversion, the holders of Series A will be entitled to receive Common Stock at the conversion rate of 4,838.86 shares of fully paid and non-assessable Common Stock for one (1) share of Series A ("Conversion Rate").

(b) Obligation. The Company agrees that it shall in good faith, promptly, take any and all such corporate action as may, in the opinion of its counsel, be necessary to effect the Reverse Split and to expeditiously effect the conversion of (i) all outstanding shares of the Series A to shares of Common Stock, and (ii) use its reasonable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number **20050599645-85**
Dean Heller Secretary of State State of Nevada	Filing Date and Time **12/07/2005 8:00 AM**
	Entity Number **C5984-1982**

Certificate of Designation

(PURSUANT TO NRS 78.1955)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

PARALLEL TECHNOLOGIES, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

1. Designation and Number of Shares. Shares of the series shall be designated and known as the "Series B Convertible Preferred Stock" of the Company. The Series B Convertible Preferred Stock (the "Series B") shall consist of 216,000 shares, each having a par value of $.001. Shares of the Series B which are redeemed, retired, converted into shares of the Company's $0.006 par value per share Common Stock (the "Common Stock"), purchased or otherwise acquired by the Company shall be cancelled (and thereafter shall not be re-issued as shares of Series B) and shall revert to the status of authorized but unissued preferred stock, undesignated as to series and subject to reissuance by the Company as shares of preferred stock of any one or more series as permitted by the Articles of Incorporation.

[continued on Attachment A, annexed and constituting a part of this Certificate of Designation]

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature:

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

[Attachment A to Certificate of Designation for Series B Convertible Preferred Stock of Parallel Technologies, Inc.]

2. Redemption; Liquidation Preference. The Series B shall, in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up, voluntary or involuntary, of the Company (a "Liquidation Event"), rank (a) senior to the Common Stock, the Series A Convertible Preferred Stock (the "Series A") and to any other class or series of stock issued by the Company not designated as ranking senior to the Series B in respect of the right to participate in distributions or payments upon a Liquidation Event; (b) *pari passu* with any other class or series of stock of the Company, the terms of which specifically provide that such class or series shall rank *pari passu* with the Series B in respect of the right to participate in distributions or payments upon a Liquidation Event; and (c) junior to any other class or series of stock of the Company, the terms of which specifically provide that such class or series shall rank senior to the Series B in respect of the right to participate in distributions or payments upon a Liquidation Event. For purposes of this Section 2, the occurrence of any of the events listed in Section 11(g) or (h) shall also be deemed to constitute a Liquidation Event. The Series B may not be redeemed by the Company without the express written consent (provided or withheld in their sole discretion) of the holders of a majority of the then-outstanding Series B and any such redemption approved by a majority shall compel redemption with respect to all outstanding Series B.

3. Dividends. The Series B will not be entitled to dividends unless the Company pays cash dividends or dividends in other property to holders of outstanding shares of Common Stock, in which event, each outstanding share of the Series B will be entitled to receive dividends of cash or property out of any assets legally available therefor, in an amount or value equal to the Conversion Rate multiplied by the amount paid in respect of one share of Common Stock (as adjusted for any stock dividends, combinations, splits or similar recapitalization events) prior and in preference to any declaration or payment of any dividend (payable other than in shares of Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock) on the Common Stock. Any dividend payable to the Series B will have the same record and payment date and terms as the dividend is payable on the Common Stock.

4. Mandatory Conversion.

(a) Automatic Conversion. No later than one year following the first issuance of Series B (but no later than 25 days after the date the Company mails to the stockholders of the Company an Information Statement on Schedule 14C relating to the Reverse Split (as defined below), the Company shall file an amendment to the Company's Articles of Incorporation ("Amendment") with the Secretary of State of the State of Nevada effecting a 245.27 for 1 reverse stock split of the Common Stock (the "Reverse Split") (or such other ratio) so that the Company has a sufficient number of authorized and unissued shares of Common Stock so as to permit the conversion of all outstanding shares of the Series B and resulting in all holders of the Series B, on the date

of Mandatory Conversion, owning no less than 21.25% of the outstanding Common Stock immediately following the conversion of all outstanding shares of Series A and Series B) (the "Required Percentage"). As of the date of the filing and acceptance of the Amendment by the Secretary of State of the State of Nevada, all the outstanding shares of Series B will immediately and automatically convert into shares of Common Stock without any notice or action required on the part of the Company or the holders of Series B or Series A or Common Stock ("Mandatory Conversion"). On a Mandatory Conversion, the holders of Series B will be entitled to receive Common Stock at such conversion rate as would result in the Series B acquiring the Required Percentage, which is expected to be 4,838.86 shares of fully paid and non-assessable Common Stock for one (1) share of Series B ("Conversion Rate").

(b) Obligation. The Company agrees that it shall in good faith, promptly, take any and all such action as may, in the opinion of its counsel, be necessary to effect the Reverse Split and to expeditiously effect the conversion of (i) all outstanding shares of the Series B to shares of Common Stock, and (ii) use its reasonable best efforts to obtain the requisite shareholder approval of any necessary amendment or restatement to the Articles of Incorporation to achieve the foregoing.

(c) Conversion Procedure. The Company shall use its best efforts to issue or cause its transfer agent to issue the Common Stock issuable upon a Mandatory Conversion as soon as practicable, but in any event within five (5) business days, after the Mandatory Conversion. On a Mandatory Conversion, all fractional shares will be rounded up to the nearest whole share. The Company shall bear the cost associated with the issuance of the Common Stock issuable upon the Mandatory Conversion. The Common Stock issuable upon the Mandatory Conversion shall be issued with a restrictive legend indicating that it was issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), and that it cannot be transferred unless (i) it is so registered, (ii) an exemption from registration is available, in the opinion of counsel to the Company or (iii) there is submitted to the Company such other evidence as may be satisfactory to the Company to the effect that any such transfer shall not be in violation of the Securities Act. The Common Stock issuable upon the Mandatory Conversion shall be issued in the same name as the person who is the holder of the Series B, unless in the opinion of counsel to the Company, a change of name and such transfer can be made in compliance with applicable securities laws or there is submitted to the Company such other evidence as may be satisfactory to the Company to the effect that a change of name and such transfer can be made in compliance with applicable securities laws. The person in whose name the certificates of Series B are so recorded upon the Mandatory Conversion shall be treated as a common stockholder of the Company immediately following the filing and acceptance of the Amendment. Immediately following the filing and acceptance of the Amendment, each outstanding certificate of Series B shares shall represent such number of shares of Common Stock resulting from the Reverse Split until such time as the Company tenders a certificate representing the appropriate number of share of Common Stock to the record holder thereof.

5. Adjustments to Conversion Rate and Certain Other Adjustments. The Conversion Rate for the number of shares of Common Stock into which the Series B shall be converted on a Mandatory Conversion shall be subject to adjustment from time to time as hereinafter set forth, notice of which shall be promptly provided to the Series B holders:

(a) Stock Dividends, Recapitalization, Reclassification, Split-Ups. If, prior to or on the date of Mandatory Conversion, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or any right to acquire Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the Conversion Rate will be adjusted so that the number of shares of Common Stock issuable on the Mandatory Conversion of the Series B shall be increased in proportion to such increase in outstanding shares of Common Stock and to ensure the Series B holders, in the aggregate, acquired the Required Percentage of Common Stock.

(b) Aggregation of Shares. If prior to or on the date of Mandatory Conversion, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event (including the Reverse Split), then, upon the effective date thereof, the number of shares of Common Stock issuable on the Mandatory Conversion of the Series B shall be decreased in proportion to such decrease in outstanding shares of Common Stock and to ensure the Series B holders, in the aggregate, acquired the Required Percentage of Common Stock.

(c) Mergers or Consolidations. If at any time or from time to time prior to the date of a Mandatory Conversion there is a merger, consolidation or similar capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for in Section 5(a) or 5(b) above), as a part of such capital reorganization, provision shall be made so that the holders of the Series B shall thereafter be entitled to receive upon conversion of the Series B the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, the resulting or surviving corporation (if not the Company) shall expressly assume the obligations to deliver, upon the exercise of the conversion privilege, such securities or property as the holders of Series B remaining outstanding, or other convertible preferred stock received by such holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion right as provided above. If this Section 5(c) applies, Sections 5(a) and 5(b) shall not apply.

(d) Successive Changes. The provisions of this Section shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

6. Voting Rights. The holders of shares of Series B shall be entitled to the following voting rights:

(a) Those voting rights required by applicable law;

(b) The right to vote together with the holders of the Common Stock and Series A, as a single class, upon all matters submitted to holders of Common Stock for a vote, with each share of Series B carrying a number of votes equal to the number of shares of Common Stock that would be issuable in a Mandatory Conversion to ensure the acquisition of the Required Percentage of Common Stock based on the then applicable Conversion Rate and each holder of Series B shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company; provided, however, that in the event that, by the first anniversary of the initial issuance of any shares of the Series B (the "Initial Issue Date"), the Mandatory Conversion has not occurred and the Company does not repurchase all of the outstanding Series B shares pursuant to Section 14 below, as provided therein, by the 30th day following such first anniversary, then, thereafter and until the Mandatory Conversion, the shares of Series B shall carry an aggregate number of votes equal to 66 2/3% of the then outstanding voting power of all voting securities of the Company (including Common Stock) (or such larger percentage of votes required to approve any action by, or submitted to, the stockholders), with each share of Series B carrying the pro rata number of votes necessary to equal as to all outstanding shares of Series B this aggregate percentage at any given time. The foregoing rights shall be in addition to any other rights or obligations set forth hereunder (and which rights shall not otherwise limit the rights of the holders of Series B); and

(c) Whenever holders of Series B are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the outstanding capital stock of the Company having not less than the minimum number of votes that would be necessary or required to authorize or take such action at a meeting at which all such shares entitled to vote thereon were present and voted. Each share of the Series B shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series B, as set forth in this Section 6(c).

7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series B against impairment.

8. No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon the conversion of any share or shares of the Series B, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. The number of shares issuable upon conversion shall be determined on the basis

of the total number of shares of Series B the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

9. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of Series B, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

10. Notices. Any notice required by the provisions of this Certificate of Designations to be given to the holders of shares of Series A shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.

11. Protective Provisions. Except for the designation and issuance of the Company's Series A Convertible Preferred Stock which is being designated contemporaneously with the Series B, so long as any shares of Series B are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B, voting as a separate class:

(a) in any manner authorize, issue or create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series B;

(b) in any manner directly or indirectly, alter or change the rights, preferences or privileges of the Series A or B;

(c) amend the Company's Articles of Incorporation in a manner that affects the rights, preferences, designations or privileges of the holders of the Series A or B;

(d) increase or decrease the authorized number of shares of Preferred Stock of the Company;

(e) liquidate, dissolve or wind-up the Company;

(f) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the

occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal;

(g) effect, cause, permit or otherwise allow the sale of all or substantially all of the Company's assets of those of any of its subsidiaries;

(h) effect, cause, permit or otherwise allow any merger or consolidation of the Company or any of its subsidiaries into or with any other corporation or entity;

(i) in any manner authorize, create or issue any shares of Common Stock or any other securities of the Company, whether newly issued, issued upon conversion, exchange, redemption, reclassification or reorganization of any securities of the Company or otherwise; or

(j) issue additional shares of Series A or Series B after the initial issuances of each series.

12. No Charge for Conversion. The issuance of certificates for shares of Common Stock upon the conversion of shares of Series B shall be made without charge to the converting holders for such certificates or for any tax in respect of the issuance of such certificates.

13. Reservation of Shares. To the fullest extent possible (it being understood that as of the date of filing of this Certificate of Designations there are an insufficient number of authorized, but unissued shares of Common Stock to issue upon conversion of all of the shares of Series B Stock designated hereby and that contemporaneously with the issuance of Series B the Corporation intends to issue warrants to purchase an aggregate of 2,125,000 shares of Common Stock), the Corporation shall at all times reserve and keep available out of any stock held as treasury stock or out of its authorized but unissued Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series B, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series B. The Corporation shall immediately, in accordance with the laws of the State of Nevada, increase the authorized amount of its Common Stock if, at any time, the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of Series B; provided, however, that such covenant shall be deemed to be satisfied if the Corporation effects the Reverse Split within 120 days after the Initial Issue Date.

14. Special Rights.

(a) If within 120 days after the Initial Issue Date (the "Reverse Split Deadline"), (a) the Reverse Split is not effected, or (b) the holders of the shares of Series B do not otherwise acquire, in the aggregate, the Required Percentage as contemplated hereby ((a) and (b) together, the "Conditions"), then to the holders of the then outstanding shares of Series B shall be forfeited, pro rata, each at their option, a number of shares of Common Stock equal to, or shares of Series A, that are convertible into, 125,000 shares

of Common Stock, as held in escrow, for no further consideration than the entry into the transactions contemplated hereby (the "Penalty Shares") upon the terms of that certain escrow agreement, dated on or about the Initial Issue Date, between the holders of the shares of Series B, the holders of the certain outstanding shares of Common Stock, Series A and certain other persons (the "Escrow Agreement"). In addition, on the thirtieth (30th) day following the Reverse Split Deadline, and every thirty days thereafter, on which the Conditions are not satisfied, then to the holders of the then outstanding shares of Series B shall be forfeited an additional 125,000 Penalty Shares pursuant to the terms of the Escrow Agreement.

(b) If within one year from the Initial Issue Date, the Conditions are not satisfied, then Chinamerica Fund, LP, as the representative of the holders of the then outstanding shares of Series B, may offer to sell all of the outstanding shares of Series B, upon written notice within fifteen (15) days after the end of the first anniversary of the Initial Issuance Date, to the Company for a total purchase price of $12 million in cash (the "Offer"); provided that if, and only if, Dalian Fushi fails or refuses to accept the Offer and does not purchase all of the outstanding shares of Series B by the 30th day after the first anniversary of the Initial Issue Date (the "Purchase Deadline"), the holders of the then outstanding shares of Series B shall have the right to acquire the shares of Common Stock and Series A, as held in escrow, at a price per share of $.001, upon the terms of the Escrow Agreement. Following conversion of all outstanding shares of Series B on the Mandatory Conversion, this Certificate of Designations shall be automatically cancelled and void and be of no further force and effect.

On the date that the Conditions have been satisfied, this Section 14 shall be of no further force or effect.

15. <u>Return of Status as Authorized Shares</u>. Upon a Mandatory Conversion or any other redemption or extinguishment of the Series B, the shares converted, redeemed or extinguished will be cancelled (and may not be reissued as shares of Series B) and automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation.

16. <u>Amendment</u>. This Certificate of Designations constitutes an agreement between the Company and the holders of the Series B. For as long as any shares of Series B are outstanding, the terms hereof may be amended, modified, repealed or waived only by the affirmative vote or written consent of holders of a majority of the then outstanding shares of Series B, voting together as a class and series. For purposes of Nevada law and for the avoidance of doubt, any amendment, modification, repeal or waiver of the terms hereof may be made pursuant to this Section 16 and without the vote of any or all the holders of the Common Stock.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number 20060045442-27
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 01/26/2006 2:12 PM
	Entity Number C5984-1982

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PARALLEL TECHNOLOGIES, INC.

2. The articles have been amended as follows (provide article numbers, if available):

In order to change the name of the Corporation, Article FIRST of the Articles of Incorporation is hereby amended to read in its entirety as follows:

"ARTICLE I – NAME
The name of the corporation (hereinafter called the "Corporation") is Fushi International, Inc."

Article Fourth of the Articles of Incorporation is hereby amended by inserting the following section at the end of Article Fourth:

[see Attachment A, annexed and constituting a part of this Certificate of Amendment]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 50.96% of common stock voted for.

4. Effective date of filing (optional): 1/30/06 (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Li Fu Chief Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

[Attachment A to the Certificate of Amendment of Parallel Technologies, Inc.]

"1-For-245.27 REVERSE SPLIT OF COMMON STOCK

At the close of business on the date of the filing of the Certificate of Amendment with respect to the Articles of Incorporation, as amended, each 245.27 outstanding shares of Common Stock shall be combined into one share of Common Stock (the "Reverse Stock Split") without any action by the holders of such shares; provided, however, that upon such combination, the Corporation shall not issue fractional shares or pay cash in respect thereof, but shall instead issue to each stockholder the aggregate number of shares resulting from the Reverse Stock Split rounded up to the next higher whole number of shares based upon the preceding calculation. Following the Reverse Stock Split, each holder of a certificate or certificates representing shares of Common Stock of the Corporation, upon surrender thereof, shall receive a certificate or certificates representing the number of shares such stockholders is entitled to receive following the Reverse Stock Split. Pending such surrender of Stock of the Corporation shall be deemed for all purposes, as a result of the Reverse Stock Split and without any action on the part of the holders thereof, to evidence only the right to receive one or more certificates representing shares of Common Stock in accordance with the terms and conditions hereof."

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070857624-51
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/18/2007 2:05 PM
	Entity Number C5984-1982

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

China Fushi, Inc.
Name of merging entity

State of Nevada	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Fushi International, Inc.
Name of surviving entity

State of Nevada	Corporation
Jurisdiction	Entity type *

*** Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.**

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

China Fushi, Inc.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Fushi International, Inc.

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The Articles of Incorporation of the surviving corporation upon the Effective Date of the Merger shall be amended to read in its entirety as follows:

"ARTICLE I-NAME
The name of the corporation (hereinafter called the "Corporation") is FUSHI COPPERWELD, INC."

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):** 1/15/08

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

China Fushi, Inc.
Name of merging entity

X
Signature Chief Executive Officer **Title** **Date**

Name of merging entity

X
Signature **Title** **Date**

Name of merging entity

X
Signature **Title** **Date**

Name of merging entity

X
Signature **Title** **Date**

Fushi International, Inc.
Name of surviving entity

X
Signature Chief Executive Officer **Title** **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

China Fushi, Inc.
Name of merging entity

X [signature] Signature | Chief Executive Officer Title | Nov. 9, '07 Date

Name of merging entity

X Signature | Title | Date

Name of merging entity

X Signature | Title | Date

Name of merging entity

X Signature | Title | Date

Fushi International, Inc.
Name of surviving entity

X [signature] Signature | Chief Executive Officer Title | Nov. 9, '07 Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENT
OF THE MEMBERS OF
THE BOARD OF DIRECTORS

FUSHI INTERNATIONAL, INC.
(a Nevada Corporation)

The undersigned, being all of the members of the Board of Directors of Fushi International, Inc., a corporation organized under the laws of the State of Nevada (the "Company"), hereby adopt the following resolutions, pursuant to §78.315 of the Nevada Revised Statutes, as if adopted at a meeting duly held, and expressly waive notice with respect thereto.

WHEREAS, the Company desires to change its name to Fushi Copperweld, Inc. pursuant to Nevada Revised Statutes ("NRS") 92A.180 Section 1, 3, 4 and 5 to better reflect the Company's business and direction;

WHEREAS, China Fushi, Inc. ("China Fushi") is a newly set up company incorporated under the corporate laws of the State of Nevada and the Company owns 100% of its outstanding shares;

NOW THEREFORE, the undersigned, being all of the directors of the Company, do hereby approve and adopt the following resolutions:

RESOLVED, that the Company's wholly-owned subsidiary, China Fushi, is and the same be merged with and into the Company and the Plan of Merger as attached hereto as Exhibit A and the Articles of Merger as attached hereto as Exhibit B are hereby approved, and that upon the effective date as designated in the Articles of Merger to be filed with the Secretary of State of Nevada, the Company's name shall be changed to Fushi Copperweld, Inc.; and be it further

RESOLVED, that proper officers of the Company be, and each of them hereby is, authorized and directed in the name of and on behalf of the Company to make all such arrangements, to do and perform all such acts, to execute and deliver all such documents, and to do everything that such officer or officers may deem to be reasonable, necessary or appropriate in order to fully implement the foregoing resolutions.

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November 9, 2007

____
Bai Feng

____
Barry Raeburn

____
Jiping Hua

____
Mathus Yang

____
Fu Li

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November 9, 2007

____

Bai Feng

____

Barry Raeburn

华纪平

____

Jiping Hua

____

Mathus Yang

____

Fu Li

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November 9, 2007

____
Bai Feng

____
Barry Raeburn

____
Jiping Hua

____
Mathus Yang

____
Fu Li

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November 9, 2007

____
Bai Feng

____
Barry Raeburn

____
Jiping Hua

____
Mathus Yang

____
Fu Li

EXHIBIT A

PLAN OF MERGER

PLAN OF MERGER approved on November 9, 2007 by FUSHI INTERNATIONAL, INC. ("Fushi International"), which is a business corporation organized under the laws of the State of Nevada, and which is subject to the provisions of Chapter 78 of the Nevada Revised Statutes, and by resolution adopted by its Board of Directors on said date.

1. China Fushi, Inc. ("China Fushi"), a business corporation organized under the laws of the State of Nevada, and which is subject to the provisions of Chapter 78 of the Nevada Revised Statutes, shall, pursuant to Nevada Revised Statutes 92A.180 Section 1, be merged with and into its parent company, Fushi International, which shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") (the "Merger") upon the effective date as designated in the Articles of Merger (the "Effective Date"), and which shall continue to exist as said Surviving Corporation under a new name "FUSHI COPPERWELD, INC." pursuant to Nevada Revised Statutes ("NRS") 92A.180 Section 5. The separate existence of China Fushi (sometimes hereinafter referred to as the "Terminating Corporation"), shall cease upon the Effective Date in accordance with the said provisions of Nevada Revised Statutes.

   The Articles of Incorporation of the Surviving Corporation upon the Effective Date of the Merger shall be amended to read in its entirety as follows:

   "ARTICLE I-NAME
   The name of the corporation (hereinafter called the "Corporation") is FUSHI COPPERWELD, INC."

   and the remaining articles of the Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Nevada Revised Statutes.

2. The bylaws of the Surviving Corporation as in force and effect upon the Effective Date of the Merger shall continue to be the bylaws of said Surviving Corporation and shall continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The directors and officers in office of the Surviving Corporation upon the Effective Date of the Merger shall continue to be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships

and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

4. The manner of converting the outstanding shares of the capital stock of the Terminating Corporation into the shares of the Surviving Corporation shall be that each share of common stock of the Terminating Corporation, which is held by the Surviving Corporation, and all rights in respect thereto, shall forthwith cancelled. Each share of common stock of the Surviving Corporation, which shall be issued and outstanding on the Effective Date, shall remain as they are prior to the Effective Date.

5. The Terminating Corporation and the Surviving Corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the Nevada Revised Statutes, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

6. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the Merger herein provided for.

EXHIBIT B

ARTICLES OF MERGER

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

China Fushi, Inc.
Name of merging entity

State of Nevada	Corporation
Jurisdiction	**Entity type ***

Name of merging entity

Jurisdiction	**Entity type ***

Name of merging entity

Jurisdiction	**Entity type ***

Name of merging entity

Jurisdiction	**Entity type ***

and,

Fushi International, Inc.
Name of surviving entity

State of Nevada	Corporation
Jurisdiction	**Entity type ***

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

China Fushi, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Fushi International, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The Articles of Incorporation of the surviving corporation upon the Effective Date of the Merger shall be amended to read in its entirety as follows:

"ARTICLE I-NAME
The name of the corporation (hereinafter called the "Corporation") is FUSHI COPPERWELD, INC."

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity. (NRS 92A.200).

7) Effective date (optional):** 1/15/08

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

China Fushi, Inc.
Name of merging entity

X________________ | Chief Executive Officer |
Signature | **Title** | **Date**

Name of merging entity

X________________
Signature | **Title** | **Date**

Name of merging entity

X________________
Signature | **Title** | **Date**

Name of merging entity

X________________
Signature | **Title** | **Date**

Fushi International, Inc.
Name of surviving entity

X________________ | Chief Executive Officer |
Signature | **Title** | **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11 " blank sheet containing the required information for each additional entity.):

China Fushi, Inc.
Name of merging entity

X [signature] Signature — Chief Executive Officer Title — Nov. 9, 07 Date

Name of merging entity

X Signature — Title — Date

Name of merging entity

X Signature — Title — Date

Name of merging entity

X Signature — Title — Date

Fushi International, Inc.
Name of surviving entity

X [signature] Signature — Chief Executive Officer Title — Nov. 9, 07 Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENT
OF THE MEMBERS OF
THE BOARD OF DIRECTORS

FUSHI INTERNATIONAL, INC.
(a Nevada Corporation)

The undersigned, being the members, of the Board of Directors of Fushi International, Inc., a corporation organized under the laws of the State of Nevada (the "Company"), hereby adopt the following resolutions pursuant to §78.315 of the Nevada Revised Statutes, as if adopted at a meeting duly held, and expressly waive notice with respect thereto.

WHEREAS, it is for the best interest of the Company to change its name to Fushi Copperweld, Inc. by a short form merger pursuant to Nevada Revised Statutes 92A.180 Section 1, 3, 4 and 5 where it involves a subsidiary of which the Company owns more than 90% shares; and

WHEREAS, China Fushi, Inc. has been incorporated as a new corporation in the State of Nevada; and

WHEREAS, China Fushi, Inc. is authorized to issue 100 shares of its common stock to the Company.

NOW THEREFORE, the undersigned, being all of the directors of the Company, do hereby approve and adopt the following resolutions:

RESOLVED, that the Company is to accept the issuance of shares by China Fushi, Inc. and is to become its parent company owning all of its outstanding shares; and be it further

RESOLVED, that Mr. Chris Wang is appointed as the sole director and Chief Executive Officer of China Fushi, Inc.; and be it further

RESOLVED, that proper officers of the Company be, and each of them hereby is, authorized and directed in the name of and on behalf of the Company to make all such arrangements, to do and perform all such acts, to execute and deliver all such documents, and to do everything that such officer or officers may deem to be reasonable, necessary or appropriate in order to fully implement the foregoing resolutions.

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November 1, 2007

____
Bai Feng

____
Barry Raeburn

____
Jiping Hua

____
Mathus Yang

____
Fu Li

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November 1, 2007

____
Bai Feng

____
Barry Raeburn

____
Jiping Hua

____
Mathus Yang

____
Fu Li

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November 1, 2007

____

Bai Feng

____

Barry Raeburn

华纪平

____

Jiping Hua

____

Mathus Yang

____

Fu Li

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: November _1_, 2007

____
Bai Feng

____
Barry Raeburn

____
Jiping Hua

____
Mathus Yang

____
Fu Li